UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  OCTOBER 31, 2008

Annual Report to Shareholders

DWS Latin America Equity Fund

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

23 Financial Statements

27 Financial Highlights

31 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Directors and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region and potentially subjecting the fund's shares to greater shares price volatility. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and political and economic changes, and market risks. This fund is also "non-diversified" and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.68%, 2.47% and 2.48% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 5-year and 10-year periods for Class A and the 3-year, 5-year and 10-year periods for Class B and Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the period prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Latin America Equity Fund during such period and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/08
DWS Latin America Equity Fund	1-Year	3-Year	5-Year	10-Year
Class A	-57.20%	.12%	16.50%	10.98%
Class B	-57.55%	-.69%	15.54%	10.10%
Class C	-57.55%	-.68%	15.58%	10.10%
MSCI EM Latin America Index+	-51.77%	6.03%	21.39%	15.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/08	$ 31.89	$ 31.14	$ 31.12
10/31/07	$ 87.06	$ 85.63	$ 85.56
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .26	$ —	$ —
Capital Gain Distributions	$ 11.61	$ 11.61	$ 11.61
Class A Lipper Rankings — Latin American Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	26	71
3-Year	16	of	18	85
5-Year	15	of	18	79

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Latin America Equity Fund — Class A [] MSCI EM Latin America Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/08
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$4,033	$9,458	$20,227	$26,713
	Average annual total return	-59.67%	-1.84%	15.13%	10.32%
Class B	Growth of $10,000	$4,136	$9,654	$20,491	$26,166
	Average annual total return	-58.64%	-1.17%	15.43%	10.10%
Class C	Growth of $10,000	$4,245	$9,798	$20,622	$26,169
	Average annual total return	-57.55%	-.68%	15.58%	10.10%
MSCI EM Latin America Index+	Growth of $10,000	$4,823	$11,921	$26,358	$40,501
	Average annual total return	-51.77%	6.03%	21.39%	15.01%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.45% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/08
DWS Latin America Equity Fund	1-Year	3-Year	5-Year	10-Year
Class S	-57.08%	.38%	16.77%	11.27%
MSCI EM Latin America Index+	-51.77%	6.03%	21.39%	15.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/08	$ 32.03
10/31/07	$ 87.36
Distribution Information: Twelve Months as of 10/31/08: Income Dividends	$ .45
Capital Gain Distributions	$ 11.61
Class S Lipper Rankings — Latin American Funds Category as of 10/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	17	of	26	63
3-Year	15	of	18	79
5-Year	14	of	18	74
10-Year	8	of	8	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Latin America Equity Fund — Class S [] MSCI EM Latin America Index+

Yearly periods ended October 31
Comparative Results as of 10/31/08
DWS Latin America Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$4,292	$10,115	$21,714	$29,100
	Average annual total return	-57.08%	.38%	16.77%	11.27%
MSCI EM Latin America Index+	Growth of $10,000	$4,823	$11,921	$26,358	$40,501
	Average annual total return	-51.77%	6.03%	21.39%	15.01%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and unlike Fund returns, index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2008 to October 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 420.00	$ 418.30	$ 418.30	$ 420.70
Expenses Paid per $1,000*	$ 6.10	$ 9.02	$ 8.95	$ 5.21
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/08	$ 1,016.54	$ 1,012.42	$ 1,012.52	$ 1,017.80
Expenses Paid per $1,000*	$ 8.67	$ 12.80	$ 12.70	$ 7.41
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Latin America Equity Fund	1.71%	2.53%	2.51%	1.46%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Latin America Equity Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Latin America Equity Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Effective December 9, 2008, the following portfolio managers are responsible for the day-to-day management of the fund's investment portfolio:

Tara Kenney

Managing Director of Deutsche Asset Management and Co-Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and rejoined the fund in 2008.

• Previously served as co-manager of DWS Latin America Equity Fund from 1996 through 2006.

• Over 20 years of investment industry experience.

• BA, University of Notre Dame; MBA, Stern School of Business, New York University.

Stephen Russell, CFA

Director of Deutsche Asset Management and Co-Portfolio Manager of the fund

• Joined Deutsche Asset Management in 2001 and the fund in 2008.

• Research analyst for Alpha Emerging Markets Equity: New York

• Joined Deutsche Asset Management after three years of experience as analyst at Soros Fund Management and Robert Fleming, Inc.

• BS, Georgetown University.

The following person serves as a consultant to the advisor:

Rainer Vermehren

Director of Deutsche Asset Management

• Joined Deutsche Asset Management in 1997.

• Portfolio manager for emerging markets equity: Frankfurt.

• Joined Deutsche Asset Management after three years as assistant to fund manager in Latin American equities at Morgan Stanley, New York.

• BA, University of Maryland; MBA, Fordham University.

In the following interview, DWS Latin America Equity Fund's portfolio management team discusses strategy and the market environment during the 12-month period ended October 31, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the Latin American stock markets perform during the annual period?

A: Latin American equities generated an extremely poor performance during the past year, as measured by the -51.77% return of the fund's benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index.1 While this return was modestly better than the -56.22% decline of the MSCI Emerging Markets Index, it was well below the -41.85% return of the MSCI World Index — a measure of performance for the developed markets.2

The Latin markets were hurt by the same factors that weighed on equities worldwide. As the decline in US housing prices spiraled into a global financial crisis, market liquidity evaporated and investors grew concerned that the global economy would fall into a recession. The impact of these issues was exacerbated when a wave of forced selling by hedge funds and other leveraged investors caused the downturn to cascade into a crisis in confidence during September and October. As would be expected, Latin American equities were hit hard at a time when investors were forced to indiscriminately dump their higher-risk assets in order to raise cash. The region's currencies, which had been among the strongest in the world during the past few years due to growing reserves and sound macroeconomic policies, also were pummeled.

Another aspect of the decline in the Latin markets was the disappearance of market liquidity and the heightened concern that the global commodity boom — which has been such a contributor to Latin America's rise in recent years — was over. Expectations for a further deceleration in global growth took a toll on commodity prices, which plunged in the final two months of the period. Most of the major commodities important to the region — including both metals and agricultural products — fell substantially. This was one of the most important factors in the underperformance of Latin American markets relative to the developed markets.

1 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market-capitalization index that is designed to measure equity market performance in seven Latin American markets.
2 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.
MSCI indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How has this affected the region's longer-term performance record?

A: For the five- and 10-year periods, the Latin American markets continue to compare favorably with their developed market counterparts. During the past five years, the MSCI EM Latin America Index has produced an average annual return of 21.39%, well above the 1.73% return of the MSCI World Index. Similarly, the region's 10-year average annual return of 15.01% is far ahead of the 0.77% return for the developed markets. Past performance is no guarantee of future results, of course, but we believe this long-term outperformance helps illustrate the steady improvement in the underlying fundamentals of the Latin American economies during the past decade.

Q: How did the fund perform?

A: For the 12 months ended October 31, 2008, the total return of the fund's Class A shares was -57.20%. The fund trailed the -51.77% return of the MSCI EM Latin America Index, but it outpaced the -59.14% average return for the funds in its Lipper peer group, Latin America Funds.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.)

Q: What were the key factors affecting the fund's relative performance?

A: The fund was hurt by holding an overweight in Brazil.4 Since foreign investors tend to hold a much heavier weighting in Brazil — one of the largest emerging markets — stocks such as Petroleo Brasileiro SA ("Petrobras") and Companhia Vale do Rio Doce ("CVRD") were in the crosshairs of the global deleveraging that occurred in the latter part of the period. This was also true for smaller and mid-sized companies, where we have been building positions in recent years. We would note, however, that many of these companies have had their stock prices knocked down far below their intrinsic values as panicked investors have sought to get out at any price.

In terms of sector positioning, the fund was helped by holding a below-benchmark weighting in the underperforming materials sector. Unfortunately, the portfolio also held an underweight in the utilities sector, which outperformed due to its defensive nature. The fund has held this underweight for some time based on the unfavorable regulatory backdrop for utility companies in Brazil.

A notable outperformer was Companhia de Bebidas das Americas ("Ambev"), the leading beer company in Latin America. The stock declined earlier in the period after the company announced an acquisition, and we elected to take advantage of the weakness by adding to the fund's position. Ambev subsequently held up well through the market downturn, adding value for the fund. Wal-Mart de Mexico SAB de CV ("Walmex") also outperformed, largely as a result of its defensive characteristics. In Argentina, the fund's position in the energy products and tubing company Tenaris SA performed well as the rising price of oil in recent years has spurred increased investment in energy infrastructure. Also outperforming were the Brazilian companies Lupatech SA, a supplier of oil and gas drilling equipment, and Redecard SA, which, as a maker of credit card processing terminals has been a beneficiary of the rising income of Brazilian consumers.

3 The Lipper Latin America Funds category consists of funds which concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What is your overall view on the fundamental backdrop for the Latin markets?

A: While the global financial crisis has obviously had an impact on market performance in Latin America, we believe the region is likely to remain on the periphery of the crisis given the efforts by both governments and corporations to shore up their balance sheets over the past decade. We believe sound fiscal policies, healthy foreign currency reserves, floating exchange rates and lower debt levels should allow Latin America to weather this crisis. External debt — once the Achilles' heel of Latin America — is no longer a threat, and most countries have developed strong domestic capital markets for their financing needs.

Unlike most of the developed world, Latin America has lived through financial turmoil before — most recently in 1995, 1998 and 2002. In contrast to these prior episodes, this time Latin American leaders are taking immediate measures to stem the crisis and prevent long-lasting damage to their hard-won success. At the height of the liquidity crunch, several supranational organizations in the region, including the Inter-American Development Bank (IDB) and the Corporacion Andina de Fomento (CAF), announced an emergency liquidity facility of $US 15-20 billion to assist member countries who have their economic house in order. We believe this should help stabilize access to credit for many of the countries in Latin America.

Mexico's government also took action to stem the crisis by reiterating its intention to spend up to 63 billion pesos on infrastructure projects in the years ahead. Mexico likely will feel more of an effect from the US recession than any other country in the region, but we believe this infrastructure spending can help mitigate the economic slowdown in 2009. In addition, the financial and corporate sectors are generally in a healthy position with much lower leverage than in the past. These factors helped the Mexican market to outperform Brazil once the crisis began to accelerate late in the period.

As was the case in Mexico, the Brazilian authorities quickly moved to stem the damage from the worldwide crisis. Among other actions taken by the government, the Central Bank announced a loosening of reserve requirements to shore up liquidity among the banks and alleviate stress on the financial system. Overall, Brazil has continued to surprise on the upside with vigorous growth in consumer demand and strength in investment spending. In mid-September, a Central Bank report showed further improvement in expectations for both inflation and gross domestic product (GDP) growth in 2008 and 2009. Second quarter GDP, which was also released at the time, showed annualized, seasonally adjusted growth of 6.5%, exceeding the market's expectations. In addition, unemployment came in at a surprisingly low 7% — a level not seen since 2002. We believe these numbers help illustrate our view that Brazil's poor stock market performance is obscuring the fact that its economy remains in relatively good health.

Q: How are these factors reflected in the fund's positioning?

A: Despite the turmoil of the past few months, Latin America remains fertile ground to find the type of high-quality, cash-generative companies in which we seek to invest. The fact that many stocks are trading at or below their book values, despite their solid financial positions, indicates that the sell-off has been indiscriminate in nature. This has hurt the performance of many of the fund's key positions in the short term, but we believe in the long-term fundamentals of our holdings. We remain on the lookout for opportunities to uncover values and position the fund for the inevitable turnaround.

In managing the fund, we continue to prefer stocks that represent plays on domestic consumption trends. Believing the local economies will weather the storm, we have refocused our attention on the consumer stocks with strong cash flows, commanding market shares, defensive characteristics and low debt levels. Companies such as Ambev, Walmex, Grupo Televisa SA, America Movil SAB de CV and Fomento Economico Mexicano SAB de CV ("Femsa") have strong franchise values and are now trading at a fraction of their 2007 valuation levels. The commodity trade may be stalled for the near term, but we continue to see good value in Petrobras, with its increasing exploration program and access to government financing: CVRD, for its low costs and dominance in the iron ore sector; and Tenaris SA, due to the continued good prospects for oil and gas drilling worldwide.

Q: Do you have any closing thoughts for investors?

A: In this challenging environment, we are taking a long-term approach by looking at where we think companies are likely to be 12-24 months from now. We are closely analyzing fundamentals and striving to find companies with strong cash flows, available sources of funding and strong balance sheets. While we recognize volatility is likely to remain an issue in the short term, we think that this long-term approach can pay off once the markets return to a more normal footing.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/08	10/31/07

Equity Securities	97%	100%
Cash Equivalents	2%	—
Exchange Traded Funds	1%	—
	100%	100%
Geographical Diversification (As a % of Investment Portfolio)	10/31/08	10/31/07

Brazil	63%	69%
Mexico	24%	20%
Argentina	4%	4%
Peru	4%	—
United States	1%	1%
Canada	1%	1%
Colombia	1%	1%
Chile	1%	1%
Bermuda	1%	3%
	100%	100%
Sector Diversification (As a % of Equity Securities)	10/31/08	10/31/07

Energy	21%	21%
Materials	19%	24%
Financials	18%	22%
Telecommunication Services	15%	14%
Consumer Staples	9%	4%
Consumer Discretionary	8%	6%
Industrials	4%	7%
Information Technology	3%	1%
Utilities	2%	1%
Health Care	1%	—
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2008 (68.7% of Net Assets)	Country	Percent
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	16.1%
2. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	13.6%
3. America Movil SAB de CV Provider of wireless communication services	Mexico	12.3%
4. Banco Bradesco SA Provider of banking services	Brazil	6.2%
5. Grupo Televisa SA Operator of entertainment businesses	Mexico	4.4%
6. Companhia de Bebidas das Americas Produces beer, soft drinks, teas, mineral water, fruit juices and sports drinks	Brazil	4.1%
7. Tenaris SA Manufactures seamless steel pipe products on a global basis	Argentina	4.1%
8. Unibanco — Uniao de Bancos Brasileiros SA Provides a wide variety of banking services	Brazil	3.4%
9. Credicorp Ltd. Provider of a full range of financial services	Peru	2.9%
10. GVT Holding SA Provides telecommunications services	Brazil	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2008

	Shares	Value ($)

Equity Securities 96.0%
Argentina 4.4%
Nortel Inversora SA "A" (ADR) (Preferred)*	33,663	91,294
Telecom Argentina SA "B"*	893,275	1,160,611
Tenaris SA	197,070	2,228,785
Tenaris SA (ADR)	854,200	17,587,978
(Cost $32,954,050)		21,068,668
Bermuda 0.6%
GP Investments Ltd. "A" (BDR)* (a) (Cost $8,402,848)	886,000	2,944,473
Brazil 60.2%
All America Latina Logistica SA (Unit)	1,170,500	5,456,751
Banco Bradesco SA (ADR) (Preferred)	2,550,000	29,835,000
Banco do Brasil SA	639,400	4,359,076
BR Malls Participacoes SA*	919,600	3,395,707
Braskem SA "A" (Preferred)	52	226
Companhia de Bebidas das Americas (ADR) (Preferred)	467,700	19,877,250
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	3,655,300	42,803,563
Companhia Vale do Rio Doce "A" (Preferred)	9,156	107,345
Companhia Vale do Rio Doce (ADR)	1,757,300	23,055,776
EDP — Energias do Brasil SA	411,400	4,443,462
Equatorial Energia SA	777,400	4,356,167
Gerdau SA (ADR) (Preferred)	908,300	5,822,203
GVT Holding SA*	728,200	7,902,138
Iochpe Maxion SA	464,100	2,735,544
Lojas Renner SA	506,900	3,673,358
Lupatech SA*	709,600	6,059,358
Net Servicos de Comunicacao SA (Preferred)*	1,012,253	6,410,391
Petroleo Brasileiro SA (ADR)	171,700	4,617,013
Petroleo Brasileiro SA (ADR) (Preferred)	2,498,600	55,144,102
Petroleo Brasileiro SA (Preferred)	1,691,476	18,199,079
Redecard SA	651,000	7,211,632
SLC Agricola SA	791,100	4,089,693
Totvs SA	349,000	5,992,522
Totvs SA (Unit)	1,094	1,229,875
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	258,500	16,306,180
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	343,275	4,436,511
Votorantim Celulose e Papel SA (ADR) (Preferred)	355,600	3,588,004
(Cost $272,214,345)		291,107,926
Canada 1.0%
Yamana Gold, Inc. (b) (Cost $14,888,920)	1,037,200	4,802,236
Chile 0.6%
Cencosud SA (Cost $3,649,256)	2,085,600	3,045,406
Colombia 1.0%
Bancolombia SA (ADR) (REG S) (Preferred) (Cost $7,332,079)	245,500	4,794,615
Mexico 22.9%
America Movil SAB de CV "L" (ADR)	1,918,200	59,349,107
Desarrolladora Homex SA de CV*	223,200	861,751
Desarrolladora Homex SA de CV (ADR)*	91,000	2,118,480
Fomento Economico Mexicano SAB de CV (ADR) (Unit)	110,900	2,804,661
Genomma Lab Internacional SA de CV "B"*	2,438,500	2,605,741
Grupo Financiero Banorte SAB de CV "O"	3,031,300	5,795,219
Grupo Televisa SA (ADR)	1,194,500	21,094,870
Mexichem SAB de CV	4,339,500	4,350,461
Urbi, Desarrollos Urbanos, SAB de CV*	2,975,400	4,162,207
Wal-Mart de Mexico SAB de CV "V"	2,774,529	7,406,650
(Cost $84,438,281)		110,549,147
Peru 4.0%
Compania de minas Buenaventura SA (ADR)	440,500	5,567,920
Credicorp Ltd.	356,300	13,991,901
(Cost $28,852,193)		19,559,821
United States 1.3%
Bunge Ltd. (Cost $17,599,022)	160,500	6,164,805
Total Equity Securities (Cost $470,330,994)		464,037,097

Exchange Traded Fund 1.1%
Brazil
iShares MSCI Brazil Index Fund (Cost $8,804,729)	139,465	5,294,091

Cash Equivalents 1.5%
Cash Management QP Trust, 2.30% (c) (Cost $7,532,299)	7,532,299	7,532,299
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $486,668,022)+	98.6	476,863,487
Other Assets and Liabilities, Net	1.4	6,564,056
Net Assets	100.0	483,427,543
* Non-income producing security.
+ The cost for federal income tax purposes was $491,183,140. At October 31, 2008, net unrealized depreciation for all securities based on tax cost was $14,319,653. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $158,899,672 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $173,219,325.
(a) Security is listed in country of domicile. Significant business activities of company are in Brazil.
(b) Security is listed in country of domicile. Significant business activities of company are in Latin America.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

BDR: Brazilian Depositary Receipt

GDR: Global Depositary Receipt

MSCI: Morgan Stanley Capital International

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2008
Assets
Investments in securities, at value (cost $479,135,723)	$ 469,331,188
Investment in Cash Management QP Trust (cost $7,532,299)	7,532,299
Total investments, at value (cost $486,668,022)	476,863,487
Foreign currency, at value (cost $5,699,764)	5,208,662
Receivable for investments sold	1,895,840
Receivable for Fund shares sold	622,319
Dividends receivable	1,671,927
Interest receivable	9,496
Other assets	43,732
Total assets	486,315,463
Liabilities
Payable for investments purchased	1,204,841
Payable for Fund shares redeemed	529,827
Accrued management fee	506,537
Other accrued expenses and payables	646,715
Total liabilities	2,887,920
Net assets, at value	$ 483,427,543
Net Assets Consist of
Undistributed net investment income	3,167,054
Net unrealized appreciation (depreciation) on: Investments	(9,804,535)
Foreign currency	(548,240)
Accumulated net realized gain (loss)	45,860,541
Paid-in capital	444,752,723
Net assets, at value	$ 483,427,543

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2008 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($36,848,899 ÷ 1,155,358 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 31.89
Maximum offering price per share (100 ÷ 94.25 of $31.89)	$ 33.84

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,424,870 ÷ 142,081 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 31.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,312,170 ÷ 299,272 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 31.12
Class S Net Asset Value, offering and redemption price(a) per share ($432,841,604 ÷ 13,513,934 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.03
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2008
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,833,961)	$ 22,373,600
Interest — Cash Management QP Trust	686,631
Interest	615
Total Income	23,060,846
Expenses: Management fee	12,575,598
Services to shareholders	1,653,085
Administration fee	1,143,258
Custodian fee	668,480
Distribution and service fees	620,850
Professional fees	148,000
Reports to shareholders	104,143
Registration fees	72,563
Directors' fees and expenses	50,047
Other	110,022
Total expenses, before expense reductions	17,146,046
Expense reductions	(6,170)
Total expenses, after expense reductions	17,139,876
Net investment income (loss)	5,920,970
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $283)	50,236,632
Foreign currency (including CPMF tax of $3,759)	(542,812)
49,693,820
Change in net unrealized appreciation (depreciation) on: Investments	(755,083,528)
Foreign currency	(620,324)
(755,703,852)
Net gain (loss)	(706,010,032)
Net increase (decrease) in net assets resulting from operations	$ (700,089,062)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2008	2007
Operations: Net investment income (loss)	$ 5,920,970	$ 6,061,446
Net realized gain (loss)	49,693,820	179,982,486
Change in net unrealized appreciation (depreciation)	(755,703,852)	347,825,490
Net increase (decrease) in net assets resulting from operations	(700,089,062)	533,869,422
Distributions to shareholders from: Net investment income: Class A	(393,019)	(264,037)
Class S	(5,934,319)	(5,548,358)
Net realized gains: Class A	(17,100,064)	(6,863,224)
Class B	(1,860,108)	(1,104,858)
Class C	(4,011,236)	(1,704,597)
Class S	(152,749,837)	(84,570,153)
Total distributions	(182,048,583)	(100,055,227)
Fund share transactions: Proceeds from shares sold	238,670,734	200,755,819
Reinvestment of distributions	170,841,959	94,023,514
Cost of shares redeemed	(344,537,791)	(219,135,216)
Redemption fees	97,412	59,107
Net increase (decrease) in net assets from Fund share transactions	65,072,314	75,703,224
Increase (decrease) in net assets	(817,065,331)	509,517,419
Net assets at beginning of period	1,300,492,874	790,975,455
Net assets at end of period (including undistributed net investment income of $3,167,054 and $4,032,913, respectively)	$ 483,427,543	$ 1,300,492,874

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 87.06	$57.68	$ 44.84	$ 27.80	$ 21.59
Income (loss) from investment operations: Net investment income (loss)[a]	.21	.28	.34	.47	.54
Net realized and unrealized gain (loss)	(43.52)	36.24	15.72	16.99	6.05
Total from investment operations	(43.31)	36.52	16.06	17.46	6.59
Less distributions from: Net investment income	(.26)	(.27)	(.47)	(.42)	(.38)
Net realized gains	(11.61)	(6.87)	(2.76)	—	—
Total distributions	(11.87)	(7.14)	(3.23)	(.42)	(.38)
Redemption fees	.01	.00*	.01	.00*	—
Net asset value, end of period	$ 31.89	$ 87.06	$ 57.68	$ 44.84	$ 27.80
Total Return (%)[b]	(57.20)	70.34	37.66	63.44	30.85[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	37	120	51	32	9
Ratio of expenses before expense reductions (%)	1.70	1.68	1.82	1.81	1.99
Ratio of expenses after expense reductions (%)	1.70	1.68	1.82	1.81	1.91
Ratio of net investment income (%)	.32	.44	.65	1.40	2.24
Portfolio turnover rate (%)	37	62	70	73	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 85.63	$ 56.99	$ 44.28	$ 27.71	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[a]	(.30)	(.20)	(.09)	.15	.34
Net realized and unrealized gain (loss)	(42.59)	35.71	15.57	16.84	6.04
Total from investment operations	(42.89)	35.51	15.48	16.99	6.38
Less distributions from: Net investment income	—	—	(.02)	(.42)	(.18)
Net realized gains	(11.61)	(6.87)	(2.76)	—	—
Total distributions	(11.61)	(6.87)	(2.78)	(.42)	(.18)
Redemption fees	.01	.00*	.01	.00*	—
Net asset value, end of period	$ 31.14	$ 85.63	$ 56.99	$ 44.28	$ 27.71
Total Return (%)[b]	(57.55)	69.01	36.52[c]	61.94	29.82[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	14	8	4.4
Ratio of expenses before expense reductions (%)	2.50	2.47	2.68	2.73	3.09
Ratio of expenses after expense reductions (%)	2.50	2.47	2.67	2.73	2.76
Ratio of net investment income (loss) (%)	(.48)	(.35)	(.20)	.48	1.39
Portfolio turnover rate (%)	37	62	70	73	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 85.56	$ 56.96	$ 44.29	$ 27.62	$ 21.45
Income (loss) from investment operations: Net investment income (loss)[a]	(.30)	(.23)	(.07)	.17	(.07)[d]
Net realized and unrealized gain (loss)	(42.54)	35.70	15.57	16.86	6.43
Total from investment operations	(42.84)	35.47	15.50	17.03	6.36
Less distributions from: Net investment income	—	—	(.08)	(.36)	(.19)
Net realized gains	(11.61)	(6.87)	(2.76)	—	—
Total distributions	(11.61)	(6.87)	(2.84)	(.36)	(.19)
Redemption fees	.01	.00*	.01	.00*	—
Net asset value, end of period	$ 31.12	$ 85.56	$ 56.96	$ 44.29	$ 27.62
Total Return (%)[b]	(57.55)	68.97	36.61[c]	62.19	29.77[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	29	14	6.5
Ratio of expenses before expense reductions (%)	2.49	2.48	2.62	2.60	2.92
Ratio of expenses after expense reductions (%)	2.49	2.48	2.62	2.60	2.72
Ratio of net investment income (loss) (%)	(.47)	(.36)	(.15)	.61	(6.62)[d]
Portfolio turnover rate (%)	37	62	70	73	62
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other classes during the year due to the timing of subscriptions and redemptions of this class in relation to the operating results of the Fund.
* Amount is less than $.005.

Class S Years Ended October 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 87.36	$ 57.90	$ 44.98	$ 27.84	$ 21.62
Income (loss) from investment operations: Net investment income (loss)[a]	.39	.44	.49	.58	.59
Net realized and unrealized gain (loss)	(43.66)	36.34	15.76	16.99	6.06
Total from investment operations	(43.27)	36.78	16.25	17.57	6.65
Less distributions from: Net investment income	(.45)	(.45)	(.58)	(.43)	(.43)
Net realized gains	(11.61)	(6.87)	(2.76)	—	—
Total distributions	(12.06)	(7.32)	(3.34)	(.43)	(.43)
Redemption fees	.00*	.00*	.01	.00*	—
Net asset value, end of period	$ 32.03	$ 87.36	$ 57.90	$ 44.98	$ 27.84
Total Return (%)	(57.08)	70.72	38.06	63.76	31.09[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	433	1,137	718	543	351
Ratio of expenses before expense reductions (%)	1.44	1.45	1.54	1.60	1.81
Ratio of expenses after expense reductions (%)	1.44	1.45	1.54	1.60	1.75
Ratio of net investment income (%)	.58	.67	.93	1.61	2.40
Portfolio turnover rate (%)	37	62	70	73	62
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Latin America Equity Fund (the "Fund") is a non-diversified series of DWS International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares, which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncement. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the levels of inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

During the year ended October 31, 2008, the Fund utilized approximately $3,601,000 of a prior year capital loss carryforward.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund was subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") transaction tax through December 31, 2007, which was applied to Brazilian Real exchange transactions representing capital inflows or outflows to the Brazilian market.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2008 the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,167,054
Undistributed net long-term capital gains	$ 50,375,659
Net unrealized appreciation (depreciation) on investments	$ (14,319,653)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2008	2007
Distributions from ordinary income*	$ 33,833,007	$ 41,657,594
Distributions from long-term capital gains	$ 148,215,576	$ 58,397,633
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $415,969,371 and $513,058,869, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $400 million of the Fund's average daily net assets	1.165%
Over $400 million of such net assets	1.065%

Accordingly, for the year ended October 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.10% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2008, the Advisor received an Administration Fee of $1,143,258, of which $44,370 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2008, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2008
Class A	$ 89,124	$ 18,677
Class B	14,586	2,945
Class C	31,604	5,978
Class S	622,946	147,793
	$ 758,260	$ 175,393

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2008
Class B	$ 80,910	$ 2,867
Class C	191,744	6,387
	$ 272,654	$ 9,254

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2008	Annual Effective Rate
Class A	$ 256,772	$ 1,934.24%
Class B	26,428	75.24%
Class C	64,996	1,791.25%
	$ 348,196	$ 3,800

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2008 aggregated $62,357.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2008, the CDSC for Class B and Class C shares aggregated $58,790 and $28,843, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2008, DIDI received $14,925 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $24,051, of which $8,493 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended October 31, 2008, the Fund paid its allocated portion of the retirement benefit of $6,170 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have their prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,039,180	$ 75,265,704	1,188,252	$ 79,232,903
Class B	63,352	4,446,290	136,932	9,123,816
Class C	135,575	9,799,508	256,502	17,280,270
Class S	2,131,112	149,159,232	1,394,879	95,118,830
		$ 238,670,734		$ 200,755,819
Shares issued to shareholders in reinvestment of distributions
Class A	219,276	$ 15,499,458	109,877	$ 6,096,757
Class B	25,073	1,742,351	18,550	1,019,080
Class C	52,974	3,678,008	26,241	1,441,096
Class S	2,116,841	149,922,142	1,537,788	85,466,581
		$ 170,841,959		$ 94,023,514
Shares redeemed
Class A	(1,487,201)	$ (92,269,758)	(799,333)	$ (49,927,866)
Class B	(112,619)	(7,265,834)	(128,255)	(7,851,043)
Class C	(225,662)	(12,974,799)	(186,726)	(11,882,941)
Class S	(3,748,829)	(232,027,400)	(2,323,550)	(149,473,366)
		$ (344,537,791)		$ (219,135,216)
Redemption fees		$ 97,412		$ 59,107
Net increase (decrease)
Class A	(228,745)	$ (1,485,089)	498,796	$ 35,408,981
Class B	(24,194)	(1,074,435)	27,227	2,297,969
Class C	(37,113)	507,471	96,017	6,842,920
Class S	499,124	67,124,367	609,117	31,153,354
		$ 65,072,314		$ 75,703,224

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Latin America Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Latin America Equity Fund (the "Fund") at October 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2008	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $9.78 per share from net long-term capital gains during its year ended October 31, 2008, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $55,413,000 as capital gain dividends for its year ended October 31, 2008, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $1,812,206 and earned $24,207,561 of foreign source income during the year ended October 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.119 per share as foreign taxes paid and $0.473 per share as income earned from foreign sources for the year ended October 31, 2008.

For federal income tax purposes, the Fund designates $26,628,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[10] (1962) Assistant Secretary 2005-present	Director[5], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[9] (1957) Assistant Treasurer, 2003-present	Director[5], Deutsche Asset Management
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLAFX
CUSIP Number	23337R 775	23337R 767	23337R 759	23337R 874
Fund Number	474	674	774	2074

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2008, DWS Latin America Equity Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LATIN AMERICA EQUITY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$79,116	$0	$0	$0
2007	$74,150	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$600,000	$619,000
2007	$0	$25,000	$0	$25,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Europe & Russia Fund, Inc.

DWS Core Fixed Income Fund, a series of DWS Advisor Funds

DWS High Income Plus Fund, a series of DWS Advisor Funds

DWS International Select Equity Fund, a series of DWS Advisor Funds

DWS Short Duration Fund, a series of DWS Advisor Funds

DWS Short-Term Municipal Bond Fund, a series of DWS Advisor Funds

DWS Balanced Fund

DWS Blue Chip Fund

DWS Global High Income Fund, Inc.

DWS Emerging Markets Fixed Income Fund, a series of DWS Global/International Fund, Inc.

DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

DWS Europe Equity Fund, a series of DWS International Fund, Inc.

DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

DWS Gold & Precious Metals Fund, a series of DWS Mutual Funds, Inc.

DWS Strategic Government Securities Fund

DWS Strategic Income Fund

DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2008